Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
22. Subsequent Events
Since the balance sheet date, the
Covid-19
virus has spread around the world and many governments have introduced strict measures to limit social contact in order to contain the spread of the virus
.

As these circumstances were not in place at the balance sheet date, management have concluded that the economic and operating impacts of the
Covid-19
virus are a
non-adjusting
post balance sheet event.
The Company has considered the risk that its assets may be at higher risk of impairment, the significant assets being the fleet with a carrying value of $1,610 million, our terminal joint venture with a carrying value of $131 million and its receivables with a carrying value of $24.5 million. In terms of impact on impairment considerations, the measures to contain the spread of the virus are likely to cause the global economy to enter recession, reducing trade flows and so reducing the Company’s profitability in the short-term. This will, until the economy recovers, reduce the headroom of undiscounted future cash-flows over the carrying value of the group’s vessels. However, the headroom in the impairment review for all vessels was such that the Company does not believe the impact of the virus will lead to an impairment of its vessels.
The terminal joint venture has contracted
approximately
94% of its capacity for a period of between five and seven years and the Company has no reason to believe that those customers will default on their commitments. The final element of construction relating to the storage tank is now over 80% complete and remains on track. Although it is unclear how long the impact of
COVID-19
will be, given the useful life of the terminal is a minimum of 24 years, the Company does not believe the impact of the virus will lead to an impairment of its terminal joint venture.
The Company also considered the risk that the carrying value of its Accounts Receivables is impaired, but the level of uncollected receivables at the balance sheet date that remain uncollected, does not give rise to a concern.
Cross-currency Interest Rate Swap
We provide cash collateral as
security
against unrealized losses on our cross-currency interest rate swap and in the event the Norwegian Kroner weakens against the U.S. dollar, additional cash security is placed into a collateral account. Since the year end, adverse movements in the exchange rate have resulted in the need to deposit significant funds into the collateral account, as of May 7, 2020, $12.6 million has been deposited.
Luna Pool Collaboration Agreement
In March 2020, the Company collaborated with Pacific Gas Pte. Ltd and Greater Bay Gas Co. Ltd. to form and manage a pool of fourteen vessels (“the Luna Pool”) focusing on the transportation of petrochemical gases with specific focus on ethylene and ethane to meet the growing demands of our customer.
The
Luna Pool will become operational in the second quarter of 2020.